Pursuant to Rule 497(e)

Registration File No. 333-111662

AIG SERIES TRUST

2010 High Watermark Fund

Supplement dated March 6, 2008 to the Prospectuses dated February 28, 2008

As described in the Prospectus, under the Master Agreement with Prudential Global Funding, Inc., if certain low interest rate conditions occur and the 2010 High Watermark Fund (the “Fund”), a series of AIG Series Trust (the “Trust”), is within three years of its Protected Maturity Date, the Fund can terminate early.  An Early Fund Termination means that the Fund will accelerate its Protected Maturity Date (originally August 31, 2010) so that shareholders will receive the Fund’s Protected High Watermark Value on the new Protected Maturity Date, subject to the terms and conditions set forth in the Prospectus.  Due to recent market conditions, the early termination conditions were met and as a result, the new Protected Maturity Date is April 21, 2008.

In particular, as referenced above, an “Early Fund Termination” will happen if all of the following conditions occur: (i) the Fund’s equity risk budget has dropped to zero; (ii) the Fund is in the final three years prior to its Protected Maturity Date; and (iii) the Fund has a portfolio yield less than total Fund operating expenses.  The Early Fund Termination conditions occurred and on March 5, 2008, the Board of Trustees of the Trust approved a Plan of Liquidation for the Fund, pursuant to which the Fund will be liquidated (the “Liquidation”) on or about April 21, 2008 (the “Liquidation Date”). The Board concluded that it is in the best interest of shareholders to liquidate the Fund after considering appropriate action under all of the circumstances following the occurrence of the conditions.  April 21, 2008 is also the new Protected Maturity Date so that shareholders will receive the benefit of the Protected High Watermark Value on that date, subject to the terms and conditions set forth in the Prospectus.

Suspension of Sales.  Effective March 5, 2008, the Fund will no longer accept orders to buy Fund shares from new investors or existing shareholders. To the extent there are any dividend payments on or after March 5, 2008, they will be automatically reinvested in additional shares of the Fund, unless you elected to receive them in cash or automatically reinvest them in shares of other funds. The Fund’s distributor will waive the distribution and account maintenance fees payable under the Fund’s 12b-1 plans as of March 5, 2008.

Liquidation of Assets. The Fund has converted all portfolio securities to cash equivalents in preparation of the distribution of its assets to shareholders.

In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed by the Fund on the Liquidation Date. The proceeds of the Liquidation will be the Protected High Watermark Value of the shares, defined as an amount no less than the highest net asset value (“NAV”) per share attained, (i) reduced by the amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any; and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution. The distribution to shareholders of the Liquidation proceeds will occur on the Liquidation Date, and will be made to all shareholders of record as of the Liquidation Date.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, less any applicable contingent deferred sales charge (“CDSC”), pursuant to the procedures set forth in the Prospectus. If you redeem your shares prior to the Liquidation Date, you will not be entitled to receive the Protected High Watermark Value on those shares. Shareholders may exchange their Fund shares for shares of the same class of any fund distributed by AIG SunAmerica Capital Services, Inc. (“AIG SACS”), and that offers exchangeability. Class A shareholders may exchange their Class A shares of the Fund for Class A shares of another fund distributed by AIG SACS, and that offers exchangeability prior to the Liquidation Date, at net asset value without incurring an additional front-end sales charge. However, a shareholder who exchanges out of the Fund and into another fund does not “import” the Protected High Watermark Value from the Fund; rather the shareholder will be exchanged out of the Fund at the Fund’s NAV at the time of the exchange.  For Class C shares (and Class A shares acquired in connection with purchases of $1 million or more to which a CDSC applies), any applicable CDSC payable on redemption of shares will be waived if shareholders remain in the Fund until the Liquidation Date.

U.S. Federal Income Tax Matters. The Liquidation of the Fund will be a realization event for shareholders holding shares through taxable accounts, meaning that such a shareholder who receives an amount in liquidation of the Fund in excess of his tax basis will realize a capital gain, and such a shareholder who receives an amount in liquidation of the Fund less than his tax basis will realize a capital loss.  Certain limitations on the current deductibility of losses may apply.  Consult with your tax adviser for details.

Retirement Accounts. Unless a shareholder, or plan sponsor or other financial intermediary on behalf of such shareholder, provides instructions otherwise, Fund shares held on the Liquidation Date in employer sponsored retirement plans, Individual Retirement Accounts or other retirement accounts will be exchanged for shares of the SunAmerica Money Market Fund, a series of SunAmerica Money Market Funds, Inc., to avoid penalties that may be imposed under the Internal Revenue Code if Fund shares were redeemed in cash. Shareholders may obtain a copy of the Prospectus of the SunAmerica Money Market Fund by calling 1-800-858-8850.

Other Early Closure Conditions.  Effective March 3, 2008, the Manager reduced its Management Fee to an annual fee of 0.40% of average daily net assets in accordance with its Investment Advisory and Management Agreement as the Fund became completely invested in fixed income securities (cash equivalents) on that date.  The Adviser likewise reduced its fee payable by the Manager on the same date pursuant to the Subadvisory Agreement.

Capitalized terms used in this supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus.

This Supplement should be retained with your Prospectus for future reference.